UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  May 14, 2013

COMSTOCK RESOURCES, INC.

(Exact Name of Registrant as Specified in Charter)

STATE OF NEVADA	001-03262	94-1667468
(State or other jurisdiction incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5300 Town And Country Boulevard
Suite 500
Frisco, Texas 75034
(Address of principal executive offices)

(972) 668-8800
(Registrant's Telephone No.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01  Financial Statements, Pro Forma Financial Information and Exhibits

(b)	Pro Forma Information.

This Current Report on Form 8-K/A of Comstock Resources, Inc. (the "Company") amends the Company's Current Report on Form 8-K filed on May 16, 2013.  This Amendment is being filed solely to furnish pro forma information with respect to the divestiture of the Company's West Texas oil and gas properties during 2013.

The unaudited pro forma consolidated financial statements giving effect to the divestiture of the Company's West Texas oil and gas properties as of March 31, 2013 and for the twelve months ended December 31, 2012 are filed as Exhibit 99.4 and incorporated by reference herein.

(d)	Exhibits. The following Exhibits are filed with this document:

Exhibit 99.4	Pro Forma Consolidated Balance Sheet as of March 31, 2013, Consolidated Statement of Operations for the Year Ended December 31, 2012 and the Notes Related Thereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COMSTOCK RESOURCES, INC.

Dated: May 20, 2013	By:	/s/ ROLAND O. BURNS
Roland O. Burns
President, Chief Financial Officer and Secretary